                            MACROVISION CORPORATION

                                1,500,000 SHARES

                                  COMMON STOCK

                            UNDERWRITING AGREEMENT

                                                                   June __, 1998


HAMBRECHT & QUIST LLC
NATIONSBANC MONTGOMERY SECURITIES LLC
COWEN & COMPANY
  c/o Hambrecht & Quist LLC
  One Bush Street
  San Francisco, CA 94104

Ladies and Gentlemen:

     Macrovision Corporation, a Delaware corporation (herein called the Company), proposes to issue and sell _________ shares of its authorized but unissued Common Stock, $0.001 par value (herein called the Common Stock), and the stockholders of the Company named in Schedule II hereto (herein collectively called the Selling Securityholders) propose to sell an aggregate of ____________ shares of Common Stock of the Company (said 1,500,000 shares of Common Stock being herein called the Underwritten Stock). The Company propose[s] to grant to the Underwriters (as hereinafter defined) an option to purchase up to 225,000 additional shares of Common Stock (herein called the Option Stock and with the Underwritten Stock herein collectively called the Stock). The Common Stock is more fully described in the Registration Statement and the Prospectus hereinafter mentioned.

     The Company and the Selling Securityholders severally hereby confirm the agreements made with respect to the purchase of the Stock by the several underwriters, for whom you are acting, named in Schedule I hereto (herein collectively called the Underwriters, which term shall also include any underwriter purchasing Stock pursuant to Section 4(b) hereof). You represent and warrant that you have been authorized by each of the other Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

     1.   REGISTRATION STATEMENT.  The Company has filed with the
Securities and Exchange Commission (herein called the Commission) a registration statement on Form S-3 (No. 333-_____), including the related preliminary prospectus, for the registration under the Securities Act of 1933, as amended (herein called the Securities Act), of the Stock. Copies of such registration statement and of each amendment thereto, if any, including the related preliminary prospectus (meeting the requirements of Rule 430A of the rules and regulations of the Commission) heretofore filed by the Company with the Commission have been delivered to you.

     The term Registration Statement as used in this agreement shall mean such registration statement, including all documents incorporated by reference therein, all exhibits and financial statements, all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, in the form in which it became effective, and any registration statement filed pursuant to Rule 462(b) of the rules and regulations of the Commission with respect to the Stock (herein called a Rule 462(b) registration statement) and, in the event of any amendment thereto after the effective date of such registration statement (herein called the Effective Date), shall also mean (from and after the effectiveness of such amendment) such registration statement as so amended (including any Rule 462(b) registration statement). The term Prospectus as used in this Agreement shall mean the prospectus, including the documents incorporated by reference therein, relating to the Stock first filed with the Commission


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pursuant to Rule 424(b) and Rule 430A (or, if no such filing is required, as included in the Registration Statement) and, in the event of any supplement or amendment to such prospectus after the Effective Date, shall also mean (from and after the filing with the Commission of such supplement or the effectiveness of such amendment) such prospectus as so supplemented or amended. The term Preliminary Prospectus as used in this Agreement shall mean each preliminary prospectus, including the documents incorporated by reference therein, included in such registration statement prior to the time it becomes effective.

     The Registration Statement has been declared effective under the Securities Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The Company has caused to be delivered to you copies of each Preliminary Prospectus and has consented to the use of such copies for the purposes permitted by the Securities Act.

     2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to the several Underwriters that:

          a. The Registration Statement has been prepared by the Company in conformity with the requirements of the Securities Act, and the rules and regulations (herein called the Rules and Regulations) of the Commission thereunder, and has been filed with the Commission. The Company has prepared and has filed or proposes to file prior to the effective date of such registration statement an amendment or amendments to such registration statement, which amendment or amendments have been or will be similarly prepared. There have been delivered to you two signed copies of such registration statement and amendments, together with two copies of each exhibit filed therewith. Conformed copies of such registration statement and amendments (but without exhibits) and of the related Preliminary Prospectus have been delivered to you in such reasonable quantities as you have requested for each of the Underwriters. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, or (ii) a final prospectus in accordance with Rules 430A and 424(b) of the Rules and Regulations. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent that you shall agree to a modification, shall be in all substantive respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company shall have previously advised you would be included or made therein.

          b. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent thereto up to and including each of the Closing Dates hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the Securities Act and the Rules and Regulations and will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, no representation or warranty contained in this subsection 2(b) shall be applicable to information contained in or omitted from any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representative, specifically for use in the preparation thereof.

          c. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.01 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997. The Company and each of its subsidiaries have been duly incorporated and

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are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own and lease their properties and conduct their respective businesses as described in the Prospectus; the Company owns all of the outstanding capital stock of its subsidiaries free and clear of all claims, liens, charges and encumbrances; the Company and each of its subsidiaries are in possession of and operating in compliance with all authorizations, licenses, permits, consents, certificates and orders material to the conduct of their respective businesses, all of which are valid and in full force and effect; the Company and each of its subsidiaries are duly qualified to do business and in good standing as foreign corporations in each jurisdiction in which the ownership or leasing of properties or the conduct of their respective businesses requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries, taken as a whole; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

          d. As of March 31, 1998, the Company had an authorized and outstanding capital stock as set forth under the heading "Capitalization" in the Prospectus, subject to the assumptions set forth therein; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Prospectus. All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company, and the related notes thereto, included in the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          e. The Stock to be sold by the Company has been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof contained in the Prospectus. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Stock by the Company pursuant to this Agreement. No stockholder of the Company has any right which has not been waived to require the Company to register the sale of any shares owned by such stockholder under the Securities Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the transfer and sale of the Stock to be sold by the Selling Securityholders or the issuance and sale of the Common Shares to be sold by the Company as contemplated herein.

          f. The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company in accordance with its terms. The making and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries, and will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its respective properties may be bound or affected, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties, which breach, violation or default could have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Securities Act, the Securities Exchange Act of 1934, as amended

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(herein called the Exchange Act), the Blue Sky laws applicable to the public offering of the Common Shares by the several Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (herein called the NASD).

          g. KPMG Peat Marwick LLP, which has expressed its opinion with respect to the consolidated financial statements filed with the Commission as a part of the Registration Statement and included in the Prospectus and in the Registration Statement, is an independent accountant as required by the Securities Act and the Rules and Regulations. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparations of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          h. The consolidated financial statements of the Company and its subsidiaries, and the related notes thereto, included in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company and its subsidiaries as of the respective dates of such financial statements, and the results of operations and changes in financial position of the Company and its subsidiaries for the respective periods covered thereby. Such statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a consistent basis as certified by the independent accountant named in subsection 2(g). No other financial statements or schedules are required to be included in the Registration Statement. The consolidated financial data set forth in the Prospectus under the captions "Summary Consolidated Financial Information," "Capitalization" and "Selected Consolidated Financial Data" fairly present in all material respects the information set forth therein on the basis stated in the Registration Statement.

          i. Except as disclosed in the Prospectus, and except as to violations, defaults or breaches which individually or in the aggregate would not be material to the Company and its subsidiaries, taken as a whole, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or is in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of facts which constitutes an event of default on the part of the Company or any such subsidiary as defined in such documents or which, with notice or lapse of time or both, would constitute such an event of default.

          j. There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor to the best of the Company's knowledge, any other party is in breach of or default under any of such contracts.

          k. Except as described in the Registration Statement and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business or results of operations of the Company and its subsidiaries, taken as a whole; and no labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent which might be expected to affect materially and adversely such condition, properties, business or results of operations. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

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          l.     The Company or the applicable subsidiary has good and
marketable title to all the properties and assets reflected as owned in the financial statements hereinabove described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. The Company or the applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and its subsidiaries, taken as a whole. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

          m. Since the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future net income of the Company and its subsidiaries, taken as a whole; (ii) the Company and its subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance;
(iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding material debt obligations; (iv) there has not been any change in the capital stock (other than upon the sale of the Stock hereunder) or indebtedness material to the Company and its subsidiaries, taken as a whole (other than in the ordinary course of business); and (v) there has not been any material adverse change in the condition (financial or otherwise), business, properties or results of operations of the Company and its subsidiaries, taken as a whole.

          n. The Company and its subsidiaries own all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, mask works, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or
necessary to conduct their businesses as now conducted.   As of the date the
Registration Statement became effective, the descriptions of the patents and patent applications set forth in the Registration Statement and the Prospectus under the captions "Risk Factors--Dependence on Proprietary Technology" and "Business--Intellectual Property Rights" do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Except as otherwise set forth in the Registration Statement and the Prospectus, the expiration of any patent rights, trademarks, trade names, mask works, copyrights, licenses would not have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company or its subsidiaries, taken as a whole. The Company has no knowledge of any infringement or other violation by it or its subsidiaries of any patent rights, trademark, trade name rights, mask works, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company or its subsidiaries regarding any patent, trademark, trade name, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole.

          o. The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole.

          p. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes shown as due thereon; and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries, taken as a whole.

          q. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          r. The Company has not distributed and will not distribute prior to the First Closing Date any offering material in connection with the offering and sale of the Stock other than the Prospectus, the Registration Statement and the other materials permitted by the Securities Act.

          s. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

          t. Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          u. The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Stock.

          v. The Company is eligible to use a registration statement on Form S-3 in the registration of the Stock.

          w. The documents incorporated by reference in the Prospectus and the Registration Statement, when they were first filed with the Commission, complied with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact required to be stated therein or necessary to make the statement therein not misleading.

     3.   REPRESENTATIONS AND WARRANTIES OF THE SELLING SECURITYHOLDERS.

          a. Each of the Selling Securityholders severally represents and warrants to, and agrees with, the several Underwriters that:

                 (i) Such Selling Securityholder has, and on the First Closing Date hereinafter mentioned will have, good and marketable title to the Stock proposed to be sold by such Selling Securityholder hereunder on such Closing Date and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver such Common Shares hereunder, free and clear of all voting trust arrangements, liens, encumbrances, equities, security interests, restrictions and claims whatsoever; and upon delivery of and payment for such Stock hereunder, the Underwriters will acquire good and valid title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever, provided that the Underwriters are purchasing such Stock in good faith and without notice of any adverse claim.

                 (ii) Such Selling Securityholder has executed and delivered a Power of Attorney and a Custody Agreement (hereinafter collectively referred to as the "Securityholders Agreements") and in connection herewith such Selling Securityholder further represents, warrants and agrees that such Selling Securityholder has deposited in custody, under the Securityholders Agreement, with the agent named therein (the "Agent") as custodian, certificates in negotiable form for the Stock to be sold hereunder by such Selling Securityholder, for the purpose of further delivery pursuant to this Agreement. Such Selling Securityholder agrees that the Stock to be sold by such Selling Securityholder on deposit with the Agent are subject to the interests of the Company and the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of such Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or in the Securityholders Agreement, by any act of such Selling Securityholder, by operation of law, by the death or incapacity of such Selling

Securityholder or by the occurrence of any other event. If the Selling Securityholder should die or become incapacitated, or if any other event should occur, before the delivery of the Stock hereunder, the documents evidencing Stock then on deposit with the Agent shall be delivered by the Agent in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Agent shall have received notice thereof. This Agreement and the Securityholders Agreement have been duly executed and delivered by or on behalf of such Selling Securityholder and the form of such Securityholders Agreements has been delivered to you.

                 (iii) The performance of this Agreement and the Securityholders Agreements and the consummation of the transactions contemplated hereby and by the Securityholders Agreements will not result in a breach or violation by such Selling Securityholder of any of the terms or provisions of, or constitute a default by such Selling Securityholder under, any indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of its properties is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such Selling Securityholder or any of its properties, in which such breach, violation or default would adversely affect the ability to such Selling Securityholder to perform its obligations pursuant to this Agreement or the Securityholders Agreements or could otherwise have a material adverse effect on such Selling Securityholder.

                 (iv) Such Selling Securityholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

                 (v) Such Selling Securityholder has reviewed the Registration Statement and Prospectus, and, although such Selling Securityholder has not independently verified the accuracy or completeness of the information contained therein (other than the information regarding such Selling Securityholder and its affiliates, if any, set forth under the captions "Management" and "Principal and Selling Securityholders"), nothing has come to the attention of such Selling Securityholder that would lead such Selling Securityholder to believe that (A) on the effective date thereof the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (B) on the date of the Prospectus, the Prospectus contained and, on the Closing Date, contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (vi) Such Selling Securityholder's decision to sell the Stock that may be sold by it pursuant to this Agreement is not prompted by any adverse information regarding the Company which is not disclosed in the Registration Statement and the Prospectus.

     b. Each of the Selling Securityholders agrees with the Company and the Underwriters not to directly or indirectly, sell, offer, contract or grant any option to sell, make any short sale (including without limitation any "short vs. the box"), pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Exchange
Act) by the such Selling Securityholder, or publicly announce such Selling Securityholder's intention to do any of the foregoing, for a period commencing on the date hereof and continuing to a date 90 days after the first date any of the Stock are released by you for sale to the public, except that, each of the Selling Securityholders may sell or otherwise transfer shares of Common Stock (i) pursuant to this Agreement or (ii) as a BONA FIDE gift or gifts, provided that undersigned provides prior written notice of such gift or gifts to you, and the donee or donees thereof agree to be bound by the restrictions set forth herein. Each of the Selling Securityholders also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any of the Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

     4.     PURCHASE OF THE STOCK BY THE UNDERWRITERS.

     (a) On the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell ________ shares of the Underwritten Stock to the several Underwriters, each Selling Securityholder agrees to sell to the several Underwriters the number of shares of the Underwritten Stock set forth in Schedule II opposite the name of such Selling Securityholder, and each of the Underwriters agrees to purchase from the Company and the Selling Securityholders the respective aggregate number of shares of Underwritten Stock set forth opposite its name in Schedule I. The price at which such shares of Underwritten Stock shall be sold by the Company and the Selling Securityholders and purchased by the several Underwriters shall be $___ per share. The obligation of each Underwriter to the Company and each of the Selling Securityholders shall be to purchase from the Company and the Selling Securityholders that number of shares of the Underwritten Stock which represents the same proportion of the total number of shares of the Underwritten Stock to be sold by each of the Company and the Selling Securityholders pursuant to this Agreement as the number of shares of the Underwritten Stock set forth opposite the name of such Underwriter in Schedule I hereto represents of the total number of shares of the Underwritten Stock to be purchased by all Underwriters pursuant to this Agreement, as adjusted by you in such manner as you deem advisable to avoid fractional shares. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraphs (b) and (c) of this Section 4, the agreement of each Underwriter is to purchase only the respective number of shares of the Underwritten Stock specified in
Schedule I.

     (b) If for any reason one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 or 10 hereof) to purchase and pay for the number of shares of the Stock agreed to be purchased by such Underwriter or Underwriters, the Company or the Selling Securityholders shall immediately give notice thereof to you, and the non-defaulting Underwriters shall have the right within 24 hours after the receipt by you of such notice to purchase, or procure one or more other Underwriters to purchase, in such proportions as may be agreed upon between you and such purchasing Underwriter or Underwriters and upon the terms herein set forth, all or any part of the shares of the Stock which such defaulting Underwriter or Underwriters agreed to purchase. If the non-defaulting Underwriters fail so to make such arrangements with respect to all such shares, the number of shares of the Stock which each non-defaulting Underwriter is otherwise obligated to purchase under this Agreement shall be automatically increased on a pro rata basis to absorb the remaining shares which the defaulting Underwriter or Underwriters agreed to purchase; PROVIDED, HOWEVER, that the non-defaulting Underwriters shall not be obligated to purchase the shares which the defaulting Underwriter or Underwriters agreed to purchase if the aggregate number of such shares of the Stock exceeds 10% of the total number of shares of the Stock which all Underwriters agreed to purchase hereunder. If the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase shall not be purchased or absorbed in accordance with the two preceding sentences, the Company and the Selling Securityholders shall have the right, within 24 hours next succeeding the 24-hour period above referred to, to make arrangements with other underwriters or purchasers satisfactory to you for purchase of such shares on the terms herein set forth. In any such case, either you or the Company and the Selling Securityholders shall have the right to postpone the First Closing Date determined as provided in Section 6 hereof for not more than seven business days after the date originally fixed as the First Closing Date pursuant to said Section 6 in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made. If neither the non-defaulting Underwriters nor the Company and the Selling Securityholders shall make arrangements within the 24-hour periods stated above for the purchase of all the shares of the Stock which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company or the Selling Securityholders to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Securityholders. Nothing in this paragraph (b), and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     (c) On the basis of the representations, warranties and covenants herein contained, and subject to the terms and conditions herein set forth, The Company grants an option to the several Underwriters to purchase, severally and not jointly, up to 225,000 shares in the aggregate of the Option Stock from the Company at the same price per share as the Underwriters shall pay for the Underwritten Stock. Said option may be exercised only to cover over- allotments in the sale of the Underwritten Stock by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the thirtieth day after the date of this Agreement upon written or telegraphic notice by you to the Company setting forth the aggregate number of shares of the Option Stock as to which the several Underwriters are exercising the option. Delivery of certificates for the shares of Option Stock, and payment therefor, shall be made as provided in Section 6 hereof. The number of shares of the Option Stock to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Stock to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Stock, as adjusted by you in such manner as you deem advisable to avoid fractional shares.

     5.     OFFERING BY UNDERWRITERS.

     (a) The terms of the initial public offering by the Underwriters of the Stock to be purchased by them shall be as set forth in the Prospectus. The Underwriters may from time to time change the public offering price after the closing of the initial public offering and increase or decrease the concessions and discounts to dealers as they may determine.

     (b) The information set forth in the last paragraph on the front cover page, the final paragraphs on the inside front cover, and under "Underwriting" in the Registration Statement, any Preliminary Prospectus and the Prospectus relating to the Stock filed by the Company (insofar as such information relates to the Underwriters) constitutes the only information furnished by the Underwriters to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, and the Prospectus, and you on behalf of the respective Underwriters represent and warrant to the Company that the statements made therein are correct.

     6.     DELIVERY OF AND PAYMENT FOR THE STOCK.

     (a) Delivery of certificates for the shares of the Underwritten Stock and the Option Stock (if the option granted by Section 4(c) hereof shall have been exercised not later than 7:00 A.M., San Francisco time, on the date two business days preceding the First Closing Date), and payment therefor, shall be made at the office of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at 7:00 a.m., San Francisco time, on the fourth business day after the date of this Agreement, or at such time on such other day, not later than seven full business days after such fourth business day, as shall be agreed upon in writing by the Company, the Selling Securityholders and you. The date and hour of such delivery and payment are herein called the First Closing Date.

     (b) If the option granted by Section 4(c) hereof shall be exercised after 7:00 a.m., San Francisco time, on the date two business days preceding the First Closing Date, delivery of certificates for the shares of Option Stock, and payment therefor, shall be made at the office of Fenwick &West LLP, Two Palo Alto Square, Palo Alto, California at 7:00 a.m., San Francisco time, on the third business day after the exercise of such option. The date and hour of such delivery of such Option Stock and payment therefor are herein called the Second Closing Date.

     (c) Payment for the Stock purchased from the Company shall be made to the Company or its order, and payment for the Stock purchased from the Selling Securityholders shall be made to the Custodian, for the account of the Selling Securityholders, in each case by one or more certified or official bank check or checks in same day funds or by wire transfer to an
account.   Such payment shall be made upon delivery of certificates for the
Stock to you for the respective accounts of the several Underwriters against receipt therefor signed by you. Certificates for the Stock to be delivered to you shall be registered in such name or names and shall be in such denominations as you may request at least one business day before the First Closing Date, in the case of Underwritten Stock, and at least one business day prior to the Second Closing Date, in the case of the Option Stock. The First Closing Date and Second Closing Date are collectively referred to herein as the "Closing Dates." Such certificates will be made available to the Underwriters for inspection, checking and packaging at the offices of Lewco Securities Corporation, 2 Broadway, New York, New York 10004 on the business day prior to the Closing Dates or, in the case of the Option Stock, by 3:00 p.m., New York time, on the business day preceding the date of purchase.

     It is understood that you, individually and not on behalf of the Underwriters, may (but shall not be obligated to) make payment to the Company and the Selling Securityholders for shares to be purchased by any Underwriter whose check shall not have been received by you on the First Closing Date or the Second Closing Date, as the case may be. Any such payment by you shall not relieve such Underwriter from any of its obligations hereunder.

     7.     FURTHER AGREEMENTS OF THE COMPANY AND THE SELLING
SECURITYHOLDERS. Each of the Company and the Selling Securityholders respectively covenants and agrees as follows, as applicable:

     (a) The Company will (i) prepare and timely file with the Commission under Rule 424(b) a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A and (ii) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Securities Act or the rules and regulations of the Commission.

     (b) The Company will promptly notify each Underwriter in the event of (i) the request by the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (iii) the institution or notice of intended institution of any action or proceeding for that purpose,
(iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction, or
(v) the receipt by it of notice of the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance of such a stop order and, if such an order shall at any time be issued, to obtain the withdrawal thereof at the earliest possible moment.

     (c) The Company will (i) on or before the First Closing Date, deliver to you a signed copy of the Registration Statement as originally filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a signed copy of each post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (but without exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to you and send to the several Underwriters, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

     (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event relating to or affecting the Company, or of which the Company shall be advised in writing by you, shall occur as a result of which it is necessary, in the opinion of counsel for the Company or of counsel for the Underwriters, to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Stock, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading. If, after the initial public offering of the Stock by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Stock may be sold by the several Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Stock in accordance with the applicable provisions of the Securities Act and the applicable rules and regulations thereunder for such period.

     (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended prospectus proposed to be filed.

     (f) The Company will cooperate, when and as requested by you, in the qualification of the Stock for offer and sale under the securities or blue sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, in keeping such qualifications in good standing under said securities or blue sky laws; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Stock.

     (g) During a period of five years commencing with the date hereof, the Company will furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company and of all information, documents and reports filed with the Commission.

     (h) Not later than the 45th day following the end of the fiscal quarter first occurring after the first anniversary of the Effective Date, the Company will make generally available to its security holders an earnings statement in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

     (i) The Company and, unless otherwise paid by the Company, the Selling Securityholders jointly and severally agree to pay all costs and expenses incident to the performance of their obligations under this Agreement (without obligating the Selling Securityholders with respect to the obligations of the Company under Section 8), including all costs and expenses incident to (i) the preparation, printing and filing with the Commission and the NASD of the Registration Statement, any Preliminary Prospectus and the Prospectus, (ii) the furnishing to the Underwriters of copies of any Preliminary Prospectus and of the several documents required by paragraph
(c) of this Section 7 to be so furnished, (iii) the printing of this Agreement and related documents delivered to the Underwriters, (iv) the preparation, printing and filing of all supplements and amendments to the Prospectus referred to in paragraph (d) of this Section 7, (v) the furnishing to you and the Underwriters of the reports and information referred to in paragraph (g) of this Section 7 and (vi) the printing and issuance of stock certificates, including the transfer agent's fees. The Underwriters may deem the Company to be the primary obligor with respect to all costs, fees and expenses to be paid by the Company and by the Selling Stockholders. Except as provided in this Section 7, Section 8 and Section 10(e) hereof, the Underwriters shall pay all of their own expenses, including the fees and disbursements of their counsel (excluding those relating to qualification, registration or exemption under the blue sky laws and the blue sky memoranda referred to in Section 7(j). The Selling Stockholders will pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to (i) any fees and expenses of counsel for any Selling Stockholders other than Fenwick & West LLP and Wise & Shepard LLP and (ii) all expenses and taxes incident to the sale and delivery of the Stock to be sold by such Selling Stockholders to the Underwriters hereunder.

     (j) The Company and the Selling Securityholders jointly and severally agree to reimburse you, for the account of the several Underwriters, for blue sky fees and related disbursements (including counsel fees and disbursements and cost of printing memoranda for the Underwriters) paid by or for the account of the Underwriters or their counsel in qualifying the Stock under state securities or blue sky laws and in the review of the offering by the NASD.

     (k) The provisions of paragraphs (i) and (j) of this Section are intended to relieve the Underwriters from the payment of the expenses and costs which the Company and the Selling Securityholders hereby agree to pay and shall not affect any agreement which the Company and the Selling Securityholders may make, or may have made, for the sharing of any such expenses and costs.

     (l) The Company hereby agrees that, without the prior written consent of Hambrecht & Quist LLC on behalf of the Underwriters, the Company will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (i) the Company's issuance of (A) the Stock to be sold to the Underwriters pursuant to this Agreement, (B) issuance of Common Stock upon the exercise of warrants and stock options that are presently outstanding and described as such in the Prospectus or which may be issued hereafter under the option plans described in the Registration Statement and the Prospectus and (C) grant of options pursuant to the option plans described in the Registration Statement and the Prospectus, (ii) the Company's issuance of Common Stock under the employee stock purchase plan described in the Registration Statement and the Prospectus, and (iii) the Company's issuance of shares of Common Stock in an acquisition of another corporation or entity provided that
(1) such shares represent less than 20% of the Company's then outstanding shares of Common Stock and (2) the individuals or entities to whom such shares are issued agree that such shares may not be resold during the 90 days following the first date that any of the shares of Common Stock are released by the Underwriters for sale to the public.

     (m) The Company agrees to use its best efforts to cause all directors and officers of the Company to agree that, without the prior written consent of Hambrecht & Quist LLC on behalf of the Underwriters, such person or entity will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

     8.     INDEMNIFICATION.

     (a)    The Company, John O. Ryan and William A. Krepick (each of
Messrs Ryan and Krepick may be referred to herein as an "Indemnifying Securityholder" and collectively they may be referred to as the "Indemnifying Securityholders"), severally and not jointly, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and a majority in interest of the Indemnifying Securityholders) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading, or arise out of or are based in whole or in part, in the case of the Company, on any inaccuracy in the representations and warranties of the Company contained herein or any failure of the Company to perform its obligations hereunder or under law or, in the case of an Indemnifying Securityholder, on any inaccuracy in the representations or warranties of such Indemnifying Securityholder contained herein or any failure of such Indemnifying Securityholder to perform its obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that neither the Company nor an Indemnifying Securityholder will be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with the information furnished to the Company pursuant to Section 5(b) hereof; and provided further that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this subsection
(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Stock (or to the benefit of any such person controlling such Underwriter) to the extent that any such loss, claim, damage, liability or expense of such Underwriter or controlling person results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Stock to such person as required by the Securities Act, and if the untrue statement or omission concerned has been corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with Section 7(c) hereof. Notwithstanding the foregoing, the Indemnifying Securityholders shall not be required to provide indemnification pursuant to this Section 8(a) unless the Underwriter or controlling person seeking indemnification shall have first made a written demand for payment to the Company with respect to any losses, claims, damages, liabilities or expenses for which the Company and the Indemnifying Securityholders are required to indemnify the Underwriters pursuant to this Section 8(a) and the Company shall have failed to make such demanded payment within one hundred twenty (120) days after receipt thereof. The Company and the Indemnifying Securityholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to their respective amounts of such liability for which they each shall be responsible. In addition to its other obligations under this Section 8(a), the Company and the Indemnifying Securityholders, severally and not jointly, agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of the Company (in the case of the Company) or an Indemnifying Securityholder (in the case of such Indemnifying Securityholder) herein or failure to perform its obligations hereunder, all as described in this
Section 8(a) and subject to the limitations set forth in this Section 8(a), they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's or the Indemnifying Securityholders' obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Company or the Indemnifying Securityholders as applicable, together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by Bank of America NT&SA, San Francisco, California (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from, in the case of the Company, the date of such request and, in the case of the Indemnifying Securityholders, one hundred twenty (120) days after the date of such request. This indemnity agreement will be in addition to any liability which the Company or the Indemnifying Securityholders may otherwise have.

     (b) Each of the Selling Securityholders other than the Indemnifying Securityholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities or expenses, joint or several, to which such Underwriter or such controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Securityholders holding a majority of the Stock being sold by the Selling Securityholders other than the Indemnifying Securityholders pursuant to this Agreement), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them not misleading in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with information furnished by such Selling Securityholder, or (ii) arise out of or are based in whole or in part, on any inaccuracy in the representations or warranties of such Selling Securityholder contained herein or any failure of such Selling Securityholder to perform its obligations hereunder or under law; and will reimburse each Underwriter and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that, with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased Stock (or to the benefit of any such person controlling such Underwriter) to the extent that any such loss, claim, damage, liability or expense of such Underwriter or controlling person results from the fact that a copy of the Prospectus was not sent or given to such person at or prior to the written confirmation of the sale of such Stock to such person as required by the Securities Act, and if the untrue statement or omission concerned has been corrected in the Prospectus, unless such failure is the result of noncompliance by the Company with
Section 7(c) hereof. In addition to its other obligations under this Section 8(b), each Selling Securityholder other than the Indemnifying Securityholders, severally and not jointly, agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any such statement or omission, or any alleged statement or omission, or any inaccuracy in the representations and warranties of any Selling Securityholder (in the case of such Selling Securityholder) herein or failure to perform its obligations hereunder, all as described in this Section 8(b) and subject to the limitations set forth in this Section 8(b), they will reimburse each Underwriter on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Securityholder's obligation to reimburse each Underwriter for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Underwriter shall promptly return it to the Selling Securityholders, as applicable, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to an Underwriter within 30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which the Selling Securityholders may otherwise have.

     (c) Each Underwriter will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Securityholders and each person, if any, who controls the Company or any Selling Securityholder within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Company, or any such director, officer, Selling Securityholder or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with the information furnished to the Company pursuant to Section 5(b) hereof; and will reimburse the Company, or any such director, officer, Selling Securityholder or controlling person for any legal and other expenses as such expenses are reasonably incurred by the Company, or any such director, officer, Selling Securityholder or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. In addition to its other obligations under this Section 8(c), each Underwriter severally agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 8(c) which relates to information furnished to the Company pursuant to Section 5(b) hereof, it will reimburse the Company (and, to the extent applicable, each officer, director, Selling Securityholder or controlling person) on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company (and, to the extent applicable, each officer, director, Selling Securityholder or controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company (and, to the extent applicable, each officer, director, Selling Securityholder or controlling person) shall promptly return it to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company (and, to the extent applicable, each officer, director, controlling person or Selling Securityholder) within

30 days of a request for reimbursement, shall bear interest at the Prime Rate from the date of such request. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section or to the extent that it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) or (b), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

     (e) If the indemnification provided for in this Section 8 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs
(a), (b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Securityholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Securityholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company and the Selling Securityholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion, in the case of the Company and the Selling Securityholders, as the total price paid to the Company and to the Selling Securityholders, respectively, for the Stock sold by them to the Underwriters (net of underwriting commissions but before deducting expenses), and in the case of the Underwriters as the underwriting commissions received by them bears to the total of such amounts paid to the Company and to the Selling Securityholders and received by the Underwriters as underwriting commissions.
 The relative fault of the Company and the Selling Securityholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company, the Selling Securityholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in subparagraph (d) of this Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in subparagraph
(d) of this Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this subparagraph
(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subparagraph (d) for purposes of indemnification. The Company, the Selling Securityholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined solely by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount of the total underwriting commissions received by such Underwriter in connection with the Stock underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 8(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

     (f) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 8(a), 8(b) and 8(c) hereof, including the amounts of any requested reimbursement payments and the method of determining such amounts, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event that the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Such an arbitration would be limited to the operation of the interim reimbursement provisions contained in Sections 8(a), 8(b) and 8(c) hereof and would not resolve the ultimate propriety or enforceability of the obligation to reimburse expenses which is created by the provisions of such Sections 8(a), 8(b) and 8(c) hereof.

     (g) The liability of a Selling Securityholder for a breach of a representation or warranty set forth in Section 3 hereof or pursuant to the indemnity, contribution, reimbursement and other provisions of this Section 8 shall be limited to an amount equal to the product obtained by multiplying the number of shares sold by such Selling Securityholder pursuant to this Agreement by the price set forth in Section 4(a) above.

     9. TERMINATION. This Agreement may be terminated by you at any time prior to the First Closing Date by giving written notice to the Company and the Selling Securityholders if after the date of this Agreement trading in the Common Stock shall have been suspended, or if there shall have occurred
(i) the engagement in hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, calamity, crisis or change in economic or political conditions in the financial markets of the United States would, in the Underwriters' reasonable judgment, make the offering or delivery of the Stock impracticable, (iii) suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, any court, legislative body, agency or other governmental authority which in the Underwriters' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Underwriters' reasonable opinion has a material adverse effect on the securities markets in the United States. If this Agreement shall be terminated pursuant to this Section 9, there shall be no liability of the Company or the Selling Securityholders to the Underwriters and no liability of the Underwriters to the Company or the Selling Securityholders; PROVIDED, HOWEVER, that in the event of any such termination the Company and the Selling Securityholders agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 7 hereof.

     10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Stock shall be subject to the performance by the Company and by the Selling Securityholders of all their respective obligations to be performed hereunder at or prior to the Closing Date or any later date on which Option Stock is to be purchased, as the case may be, and to the following further conditions:

     (a) The Registration Statement shall have become effective; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings therefor shall be pending or threatened by the Commission.

     (b) The legality and sufficiency of the sale of the Stock hereunder and the validity and form of the certificates representing the Stock, all corporate proceedings and other legal matters incident to the foregoing, and the form of the Registration Statement and of the Prospectus (except as to the financial statements contained therein), shall have been approved at or prior to the First Closing Date by Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters.

     (c) There shall have been furnished to you, as Representatives of the Underwriters, on each Closing Date, in form and substance reasonably satisfactory to you, except as otherwise expressly provided below:

             (i) An opinion of Wise & Shepard LLP, counsel for the Company, addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

                     (1) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions where the ownership or leasing of properties or the conduct of its business requires such qualification, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries, and has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement;

                     (2) The authorized, issued and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; all necessary and proper corporate proceedings have been taken in order to authorize validly such authorized Common Stock; all outstanding shares of Common Stock (including the Underwritten Stock and any Option Stock) have been duly and validly issued, are fully paid and nonassessable, were issued in compliance with federal and state securities laws, to such counsel's knowledge were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase any securities and conform in all material respects to the description thereof contained in the Prospectus; without limiting the foregoing, to such counsel's knowledge there are no preemptive or other rights to subscribe for or purchase any of the Stock to be sold by the Company hereunder;

                     (3) All of the issued and outstanding shares of the Company's subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable and are owned beneficially by the Company free and clear of all liens, encumbrances, equities, claims, security interests, voting trusts or other defects of title whatsoever;

                     (4) The certificates evidencing the Stock to be delivered hereunder are in due and proper form under Delaware law, and when duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of this Agreement, the Stock represented thereby will be duly authorized and validly issued, fully paid and nonassessable, will not have been issued in violation of or subject to any preemptive rights or other rights known to such counsel to subscribe for or purchase securities and will conform in all respects to the description thereof contained in the Prospectus;

                     (5) Except as disclosed in or specifically contemplated by the Prospectus, to such counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company;

                     (6) The documents incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements included therein and the financial data derived therefrom, as to which such counsel need express no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                     (7) The execution and performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, result in the breach of, or constitute, either by itself or upon notice or the passage of time or both, a default under, any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of its or their property may be bound or affected which is material to the Company and its subsidiaries, or violate any of the provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Company or any of its subsidiaries or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation of any court or governmental body having jurisdiction over the Company or any of its subsidiaries or any of its or their property;

                     (8) Neither the Company nor any subsidiary is in violation of its certificate of incorporation or bylaws, or other organizational documents, or to such counsel's knowledge, in breach of or default with respect to any provision of any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument known to such counsel to which the Company or any such subsidiary is a party or by which it or any of its properties may be bound or affected, except where such default would not materially adversely affect the Company and its subsidiaries;

                     (9) To such counsel's knowledge, no holders of securities of the Company have rights which have not been waived or satisfied to the registration of shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company or the offering contemplated hereby;

                     (10) The information set forth in the Prospectus under the captions "Risk Factors - Effect of Anti-Takeover Provisions," "Risk Factors - Shares Eligible for Future Sale," "Capitalization," "Business - Intellectual Property Rights" and "Principal and Selling Securityholders," insofar as such information relates to issuances of securities of the Company or purports to summarize provisions of any contract, plan or law, fairly describes such issuances or provisions.

     In rendering such opinion, such counsel may rely as to matters of local law or the laws of a state other than California or the corporate law of the State of Delaware, on opinions of local counsel, and as to matters of fact, on certificates of officers of the Company and of governmental officials, without verification except as specified, in which case their opinion is to state that they are so doing and that the Underwriters and their counsel are justified in relying on such opinions or certificates. Such counsel shall also include a statement to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that either at the effective date of the Registration Statement or at the applicable Closing Date the Registration Statement or the Prospectus, or any such amendment or supplement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (ii) An opinion of Fenwick & West LLP, special counsel to the Company and the Selling Securityholders (other than Selling Securityholder Pacific Media), addressed to the Underwriters and dated the First Closing Date, or the Second Closing Date, as the case may be, to the effect that:

                     (1) The Company is eligible to use a registration statement on Form S-3 for the registration of the Stock; the Registration Statement has become effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules and Regulations has been made in the manner and within the time period required by such Rule 424(b);

                     (2) The Registration Statement, the Prospectus and each amendment or supplement thereto (except for the documents incorporated by reference therein the financial statements included therein and the financial data derived therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                     (3) To such counsel's knowledge, there are no franchises, leases, contracts, agreements or documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not disclosed or filed, as required;

                     (4) To such counsel's knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened against the Company which are required to be described in the Prospectus which are not described as required;

                     (5) The Company has full right, power and authority to enter into this Agreement and to sell and deliver the Stock to be sold by it to the several Underwriters; this Agreement has been duly and validly authorized by all necessary corporate action by the Company, has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except as to those provisions relating to indemnity or contribution for liabilities arising under the Securities Act as to which no opinion need be expressed; and no approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the performance by the Company of its obligations pursuant to this Agreement, except such as have been obtained and are in full force and effect under the Securities Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Stock by the Underwriters and the clearance of such offering with the NASD;

                     (6) To such counsel's knowledge, (a) this Agreement and the Securityholders Agreements have been duly authorized, executed and delivered by or on behalf of each of the Selling Securityholders (other than Pacific Media) and (b) the Agent has been duly and validly authorized to act as the custodian of the Stock to be sold by each such Selling Securityholder; and (c) the performance by the Selling Securityholders (other than Pacific Media) of their respective obligations pursuant to this Agreement and the Securityholders Agreements will not result in a breach of, or constitute a default under, any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument known to such counsel to which any of the Selling Securityholders (other than Pacific Media) is a party or by which any of the Selling Securityholders (other than Pacific Media) or any of their properties may be bound, or violate any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental body having jurisdiction over any of the Selling Securityholders (other than Pacific Media) or any of their properties if such breach or violation would adversely affect a Selling Securityholder's ability to perform such Selling Securityholder's obligations pursuant to this Agreement or the Securityholders Agreements; and to such counsel's knowledge, no approval, authorization, order or consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreements or the Securityholders Agreement or the consummation by the Selling Securityholders (other than Pacific Media) of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Securities Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Stock by the Underwriters and the clearance of such offering with the NASD;

                     (7) To such counsel's knowledge, the Selling Securityholders (other than Pacific Media) have full right, power and authority to enter into this Agreement and the Securityholders Agreements and to sell, transfer and deliver the Stock to be sold on such Closing Date by such Selling Securityholders hereunder and upon delivery of and payment for the Stock to be sold by the Selling Securityholders (other than Pacific Media) as provided in this Agreement and upon registration of such Stock in the names of the Underwriters (or their nominees) in the stock records of the Company, the Underwriters will be the owners of such Stock, free and clear of any adverse claim, provided that the Underwriters are purchasing such Stock in good faith and without notice of any adverse claim; and

                     (8) To such counsel's knowledge, this Agreement and the Securityholders Agreements are valid and binding agreements of each of the Selling Securityholders (other than Pacific Media) in accordance with their terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnities or contributions for liabilities under the Securities Act, as to which no opinion need be expressed.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States, of the State of California or the corporate laws of the State of Delaware upon opinions of local or foreign counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel. Counsel may base the opinions set forth in paragraphs (6)-(8) above solely upon the representations and warranties contained in this Agreement, or Securityholders Agreements executed by each Selling Securityholder, provided that such counsel confirms that it has no reason to believe that such representations or warranties are materially inaccurate.

     In addition to the matters set forth above, counsel rendering the foregoing opinion shall also include a statement to the effect that, although it has not independently verified the accuracy or completeness of the statements in the Registration Statement and the Prospectus, nothing has come to the attention of such counsel that causes it to believe that the Registration Statement (except as to the financial statements and the financial data derived therefrom, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and the financial data derived therefrom, as to which such counsel need not express any opinion or belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except as to the financial statements and the financial data derived therefrom, as to which such counsel need not express any opinion or belief) as of its date or at the First Closing Date or Second Closing Date, as the case may be, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, counsel may state that its belief is based upon the procedures set forth therein, but is without independent check or verification.

          (iii) An opinion of George Hohnsbeen, Esq., counsel to Pacific Media, addressed to the Underwriters and dated the First Closing Date to the effect that:

                     (1) To such counsel's knowledge, (a) this Agreement and the Securityholders Agreement have been duly authorized, executed and delivered by or on behalf of Pacific Media and (b) the Agent has been duly and validly authorized to act as the custodian of the Stock to be sold by Pacific Media;

     and the performance by Pacific Media of its obligations pursuant to this Agreement and the Securityholders Agreement will not result in a breach of, or constitute a default under, any material indenture, mortgage, deed of trust, trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument known to such counsel to which Pacific Media is a party or by which Pacific Media or any of its properties may be bound, or violate any statute, judgment, decree, order, rule or regulation known to such counsel of any court or governmental body having jurisdiction over Pacific Media or any of its properties if such breach or violation would adversely affect a Pacific Media's ability to perform such Pacific Media's obligations pursuant to this Agreement or the Securityholders Agreement; and to such counsel's knowledge, no approval, authorization, order or consent of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the Securityholders Agreement or the consummation by the Pacific Media of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Securities Act and such as may be required under the rules of the NASD and applicable Blue Sky laws;

                     (2) To such counsel's knowledge, Pacific Media has full right, power and authority to enter into this Agreement and the Securityholders Agreement and to sell, transfer and deliver the Common Shares to be sold on such Closing Date by Pacific Media hereunder and upon delivery of and payment for the Stock to be sold by Pacific Media as provided in this Agreement and upon registration of such Stock in the names of the Underwriters (or their nominees) in the stock records of the Company, the Underwriters will be the owners of such Stock, free and clear of any adverse claim, provided that the Underwriters are purchasing such Stock in good faith and without notice of any adverse claim; and

                     (3) To such counsel's knowledge, this Agreement and the Securityholders Agreement are valid and binding agreements of Pacific Media in accordance with their terms except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and except with respect to those provisions relating to indemnities or contributions for liabilities under the Securities Act, as to which no opinion need be expressed.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States, of the State of California or the corporate laws of the State of Delaware upon opinions of local or foreign counsel satisfactory in form and scope to counsel for the Underwriters. Copies of any opinions so relied upon shall be delivered to the Representatives and to counsel for the Underwriters and the foregoing opinion shall also state that counsel knows of no reason the Underwriters are not entitled to rely upon the opinions of such local counsel.

          (iv) An opinion of Skjerven, Morrill, MacPherson, Franklin & Friel, for the Company's intellectual property counsel, addressed to the Underwriters and dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                     (1) To such counsel's knowledge, the Company owns all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, maskworks, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by it or necessary for the conduct of its business, and such counsel is not aware of any claim to the contrary or any challenge by any other person to the ownership rights of the Company with respect to the foregoing;

                     (2) No fact has come to such counsel's attention that would lead such counsel to believe that the patents presently issued and held by the Company are not valid and enforceable.

                     (3) Such counsel is not aware of any material fact with respect to the patent applications of the Company presently on file that (a) would preclude the issuance of patents with respect to such applications or (b) would lead such counsel to believe that such patents when issued would not be valid and enforceable.

                     (4) Such counsel is not aware of any legal actions, claims or proceedings pending or threatened against the Company alleging that the Company has infringed or currently is infringing or otherwise violating any patents rights, trademarks, service marks, trade name rights, maskworks, copyrights, licenses, inventions, trade secrets and similar rights owned by any other person or entity and no fact has come to such counsel's attention that any of the Company's present or proposed products or processes described in the Prospectus have infringed or currently infringe any patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, maskworks, copyrights, licenses, inventions, trade secrets and rights owned by any other person or entity.

                     (5) Such counsel has reviewed the descriptions of patents and patent applications under the captions "Risk Factors-- Dependence on Proprietary Technology" and "Business--Intellectual Property Rights" in the Registration Statement and Prospectus, and, to the extent they constitute matters of law or legal conclusions, these descriptions are true and correct in all material respects and fairly present the patent situation of the Company; and

                     (6) Nothing has come to such counsel's attention that causes such counsel to believe that, as of the date the Registration Statement became effective and as of the date of such opinion, the statements set forth under the captions "Risk Factors-- Dependence on Proprietary Technology" and "Business--Intellectual Property Rights" in the Registration Statement and Prospectus contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (v) Such opinion or opinions of Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters dated the First Closing Date or the Second Closing Date, as the case may be, with respect to the incorporation of the Company, the sufficiency of all corporate proceedings and other legal matters relating to this Agreement, the validity of the Stock, the Registration Statement and the Prospectus and other related matters as you may reasonably require, and the Company and the Selling Securityholders shall have furnished to such counsel such documents and shall have provided to them such papers and records as they may reasonably request for the purpose of enabling them to pass upon such matters. In connection with such opinions, such counsel may rely on representations or certificates of officers of the Company and governmental officials.

          (vi) A certificate of the Company executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that:

                     (1) The representations and warranties of the Company set forth in Section 2 of this Agreement are true and correct as of the date of this Agreement and as of the First Closing Date or the Second Closing Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to each such Closing Date;

                     (2) To their knowledge (a) the Commission has not issued any order preventing or suspending the use of the Prospectus or any Preliminary Prospectus filed as a part of the Registration Statement or any amendment thereto; (b) no stop order suspending the effectiveness of the Registration Statement has been issued; and (c) no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act;

                     (3) Each of the respective signers of the certificate has carefully examined the Registration Statement and the Prospectus; in his opinion and to the best of his knowledge, neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                     (4) Since the initial date on which the Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which is required to be set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

                     (5) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, (a) there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations or management of the Company and its subsidiaries, taken as a whole, (b) no legal or governmental action, suit or proceeding is pending or threatened against the Company or any of its subsidiaries which is material to the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement, (c) neither the Company nor any of its subsidiaries has entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future net income of the Company and its subsidiaries, taken as a whole, or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock, and (d) the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to Securityholders of record on a date prior to the First Closing Date or Second Closing Date; and

                     (6) Since the respective dates as of which information is given in the Registration Statement and the Prospectus and except as disclosed in or contemplated by the Prospectus, the Company and its subsidiaries have not sustained a material loss or damage by strike, fire, flood, windstorm, accident or other calamity (whether or not insured).

          (vii) On the First Closing Date or the Second Closing Date, as the case may be, a certificate, dated such Closing Date and addressed to you, signed by or on behalf of each of the Selling Securityholders to the effect that the representations and warranties of such Selling Securityholder in
Section 3 of this Agreement are true and correct, as if made at and as of the First Closing Date or the Second Closing Date, as the case may be, and that such Selling Securityholder has complied with all the agreements and satisfied all the conditions on his part to be performed or satisfied prior to the First Closing Date or the Second Closing Date, as the case may be.

          (viii) You shall have received from KPMG Peat Marwick LLP, a letter or letters, addressed to the Underwriters and dated the First Closing Date and the Second Closing Date confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder and based upon the procedures described in their letter delivered to you concurrently with the execution of this Agreement (herein called the Original Letter), but carried out to a date not more than three business days prior to the First Closing Date or Second Closing Date (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or Second Closing Date, as the case may be, and
(ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of the Original Letter or to reflect the availability of more recent financial statements, data or information. The letters shall not disclose any change, or any development involving a prospective change, in or affecting the business or properties of the Company or any of its subsidiaries which, in your sole judgment, makes it impractical or inadvisable to proceed with the public offering of the Stock or the purchase of the Option Stock as contemplated by the Prospectus.

          (ix) On or prior to the First Closing Date, you shall have received from all directors, officers, and Selling Securityholders agreements, in form reasonably satisfactory to Hambrecht & Quist LLC, stating that, without the prior written consent of Hambrecht & Quist LLC on behalf of the Underwriters, such person or entity will not, for a period of 90 days following the commencement of the public offering of the Stock by the Underwriters, directly or indirectly, (i) sell, offer, contract to sell, make any short sale, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any rights to purchase or acquire Common Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences or ownership of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.

          (x) You shall have been furnished evidence in usual written or telegraphic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to you, of the qualification referred to in paragraph (f) of Section 7 hereof.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory to you and to Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriters. The Company shall furnish you with such manually signed or conformed copies of such opinions, certificates, letters and documents as you reasonably request. Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the statements made therein.

     (d) You shall be satisfied that (i) as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects and neither the Registration Statement nor the Prospectus omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, respectively, not misleading, (ii) since the Effective Date, no event has occurred which should have been set forth in a supplement or amendment to the Prospectus which has not been set forth in such a supplement or amendment, (iii) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (iv) neither the Company nor any of its subsidiaries has any material contingent obligations which are not disclosed in the Registration Statement and the Prospectus, (v) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus,
(vi) there are not any franchises, contracts, leases or other documents which are required to be filed as exhibits to the Registration Statement which have not been filed as required, (vii) the representations and warranties of the Company herein are true and correct in all material respects as of the First Closing Date or the Second Closing Date, as the case may be, and (viii) there has not been any material change in the market for securities in general or in political, financial or economic conditions from those reasonably foreseeable as to render it impracticable in your reasonable judgment to make a public offering of the Stock, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

     (e) In case any of the conditions specified in this Section 10 shall not be fulfilled, this Agreement may be terminated by you by giving notice to the Company and to the Selling Securityholders. Any such termination shall be without liability of the Company or the Selling Securityholders to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholders; PROVIDED, HOWEVER, that (i) in the event of such termination, the Company and the Selling Securityholders agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 7 hereof, and (ii) if this Agreement is terminated by you because of any refusal, inability or failure on the part of the Company or the Selling Securityholders to perform any agreement herein, to fulfill any of the conditions herein, or to comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the transactions contemplated hereby.

     11. CONDITIONS OF THE OBLIGATION OF THE COMPANY AND THE SELLING SECURITYHOLDERS. The obligation of the Company and the Selling Securityholders to deliver the Stock shall be subject to the conditions that
(a) the Registration Statement shall have become effective and (b) no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

     In case either of the conditions specified in this Section 11 shall not be fulfilled, this Agreement may be terminated by the Company and the Selling Securityholders by giving notice to you. Any such termination shall be without liability of the Company and the Selling Securityholders to the Underwriters and without liability of the Underwriters to the Company or the Selling Securityholders; PROVIDED, HOWEVER, that in the event of any such termination the Company and the Selling Securityholders jointly and severally agree to indemnify and hold harmless the Underwriters from all costs or expenses incident to the performance of the obligations of the Company and the Selling Securityholders under this Agreement, including all costs and expenses referred to in paragraphs (i) and (j) of Section 7 hereof.

     12. PERSONS ENTITLED TO BENEFIT OF AGREEMENT. This Agreement shall inure to the benefit of the Company, the Selling Securityholders and the several Underwriters and, with respect to the provisions of Section 8 hereof, the several parties (in addition to the Company, the Selling Securityholders and the several Underwriters) indemnified under the provisions of said
Section 8, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Stock from any of the several Underwriters.

     13. NOTICES. Except as otherwise provided herein, all communications hereunder shall be in writing or by telegraph and, if to the Underwriters, shall be mailed, telegraphed or delivered to Hambrecht & Quist LLC, One Bush Street, San Francisco, California 94104, Attention: Mr.
Timothy W. Baughman, with a copy to Wilson Sonsini Goodrich & Rosati, P.C., at 650 Page Mill Road, Palo Alto, California 94304-1050, Attention: Jeffrey D. Saper, Esq.; and if to the Company, shall be mailed, telegraphed or delivered to it at its office, 1341 Orleans Drive, Sunnyvale, California 94089,
Attention: Mr. Victor A. Viegas; and if to the Selling Securityholders, shall be mailed, telegraphed or delivered to the Selling Securityholders in care of (i) the Company at 1341 Orleans Drive, Sunnyvale, California 94089,
Attention: Mr. Victor A. Viegas with a copy to Laird H. Simons III, Fenwick & West LLP and (ii) Pacific Media Development, Inc., c/o Victor Company of
Japan, Limited, 12, 3-chome, Moriya-cho, Kanagawa-ku Yokohama 221, Japan, with a copy to George H. Hohnsbeen II, Esq., 314 Lytton Avenue, Suite 200,
Palo Alto, California 94301. All notices given by telegraph shall be promptly confirmed by letter.

     14. MISCELLANEOUS. The reimbursement and indemnification agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or the Selling Securityholders or their respective directors or officers, and (c) delivery and payment for the Stock under this Agreement; PROVIDED, HOWEVER, that if this Agreement is terminated prior to the First Closing Date, the provisions of paragraphs (l) and (m) of Section 7 hereof shall be of no further force or effect.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

     Please sign and return to the Company and to the Selling Securityholders in care of the Company the enclosed duplicates of this letter, whereupon this letter will become a binding agreement among the Company, the Selling Securityholders and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   MACROVISION CORPORATION

                                   By:
                                        ---------------------------------------
                                        John O. Ryan, Chairman of the Board of
                                        Directors and Chief Executive Officer


                                   SELLING SECURITYHOLDERS:

                                   By:
                                        ---------------------------------------
                                        John O. Ryan (Attorney-in-Fact)


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

HAMBRECHT & QUIST LLC
NATIONSBANC MONTGOMERY SECURITIES LLC
COWEN & COMPANY
  By Hambrecht & Quist LLC



By:
    ---------------------------------------
                           Managing Director

Acting on behalf of the several Underwriters, including themselves, named in Schedule I hereto

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                      NUMBER OF
                                                                        SHARES
                                                                        TO BE
     UNDERWRITERS                                                     PURCHASED
     ------------                                                     ---------
Hambrecht & Quist LLC............................................
NationsBanc Montgomery Securities LLC............................
Cowen & Company..................................................




     Total.......................................................
                 -                                                    ---------
                                                                      ---------

                                  SCHEDULE II

                            SELLING SECURITYHOLDERS

                                                                      NUMBER OF
         NAME [AND ADDRESS]                                             SHARES
      OF SELLING SECURITYHOLDERS                                      TO BE SOLD
      --------------------------                                      ----------













     Total.......................................................
                                                                      ----------
                                                                      ----------